Exhibit 99.1

XPO Announces Pricing of Refinancing Transactions

GREENWICH, Conn. - May 17, 2023 - XPO, Inc. (“XPO” or the “company”) (NYSE: XPO) today announced the pricing of its $700 million secured term loan facility (the “Term Loan Facility”), $830 million of Senior Secured Notes due 2028 (the “Secured Notes”) and $450 million of Senior Unsecured Notes due 2031 (the “Unsecured Notes,” and together with the Secured Notes, the “Notes”).

The Term Loan Facility is expected to be issued with an interest rate of SOFR plus 2.00% or alternate base rate plus 1.00% and a 0% SOFR floor, at an issue price of 99.5%. The maturity date of the Term Loan Facility is expected to be May 24, 2028.

The Secured Notes will bear interest at a rate of 6.250% per annum payable semiannually in cash in arrears on June 1 and December 1 of each year, beginning December 1, 2023 and will mature on June 1, 2028. The Unsecured Notes will bear interest at a rate of 7.125% per annum payable semiannually in cash in arrears on June 1 and December 1 of each year, beginning December 1, 2023 and will mature on June 1, 2031. The Notes will be issued at par.

The company intends to use the net proceeds from the Term Loan Facility and the Notes, together with cash on hand, to repay term loan principal and accrued interest outstanding under its existing secured term loan facility and to pay fees, costs and expenses relating to the Term Loan Facility and the offerings. The remaining portion of XPO's existing term loans are expected to be repaid with cash on hand in the second quarter of 2023. The closings of the Term Loan Facility and the Notes are each expected to occur on May 24, 2023, subject to customary closing conditions.

The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. Any offers of the Notes will be made only by means of a private offering memorandum.

About XPO

XPO (NYSE: XPO) is one of the largest providers of asset-based less-than-truckload (LTL) transportation in North America, with proprietary technology that moves goods efficiently through its network. Together with its business in Europe, XPO serves approximately 48,000 customers with 558 locations and 38,000 employees. The company is headquartered in Greenwich, Conn., USA.

Forward-looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by XPO in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors XPO believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in XPO’s filings with the SEC, and the following: economic conditions generally; the severity, magnitude, duration and aftereffects of the COVID-19 pandemic, including supply chain disruptions due to plant and port shutdowns and transportation delays, the global shortage of certain components such as semiconductor chips, strains on production or extraction of raw materials, cost inflation and labor and equipment shortages, which may lower levels of service, including the timeliness, productivity and quality of service, and government responses to these factors; XPO’s ability to align its investments in capital assets, including equipment, service centers, and warehouses and other network facilities, to its customers’ demands; XPO’s ability to implement its cost and revenue initiatives; the effectiveness of XPO’s action plan, and other management actions, to improve XPO’s North American LTL business; XPO’s ability to benefit from a sale or other divestiture of one or more business units; XPO’s ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; goodwill impairment, including in connection with a business unit sale or other divestiture; matters related to XPO’s intellectual property rights; fluctuations in currency exchange rates; fuel price and fuel surcharge changes; natural disasters, terrorist attacks, wars or similar incidents, including the conflict between Russia and Ukraine and increased tensions between Taiwan and China; the expected benefits of the spin-off of RXO, Inc.; the impact of the prior spin-offs of GXO Logistics, Inc. and RXO, Inc. on the size and business diversity of the company; the ability of the spin-off of a business unit to qualify for tax-free treatment for U.S. federal income tax purposes; XPO’s ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; XPO’s indebtedness; XPO’s ability to raise debt and equity capital; fluctuations in fixed and floating interest rates; XPO’s ability to maintain positive relationships with its network of third-party transportation providers; XPO’s ability to attract and retain qualified drivers; labor matters; litigation; risks associated with XPO’s self-insured claims; risks associated with defined benefit plans for XPO’s current and former employees; the impact of potential sales of common stock by XPO’s chairman; governmental regulation, including trade compliance laws, as well as changes in international trade policies, sanctions and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; competition and pricing pressures; the risk that the refinancing of XPO’s Term Loan Facility (the “Term Loan Refinancing”) and one or more private placements of the Notes may not be completed in a timely manner or at all, which may adversely affect the price of XPO’s securities; the risk that XPO will be unable to satisfy the conditions to the closing of the Term Loan Refinancing and one or more private placements of the Notes in the future; and the risk that XPO will be unable to pay down the balance of its senior secured term loan facility as intended.

All forward-looking statements set forth in this press release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the company or its business or operations. Forward-looking statements set forth in this press release speak only as of the date hereof, and the company does not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Investor Contact

Brian Scasserra

+1 617-607-6429

brian.scasserra@xpo.com

Media Contact

Karina Frayter

+1-203-484-8303

karina.frayter@xpo.com

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